--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 22, 2005
                                (JUNE 16, 2005)


                            MDU RESOURCES GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                          1-3480                 41-0423660
(STATE OR OTHER JURISDICTION OF         (COMMISSION            (I.R.S. EMPLOYER
     INCORPORATION)                     FILE NUMBER)         IDENTIFICATION NO.)



                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE
                                  P.O. BOX 5650
                        BISMARCK, NORTH DAKOTA 58506-5650
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                   (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (701) 222-7900


CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

|_| WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)
|_|  SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT
     (17 CFR 240.14A-12)
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))
|_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

--------------------------------------------------------------------------------

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

    On June 21, 2005, MDU Resources Group, Inc. (Company) entered into a new five-year revolving credit agreement with various banks (New Credit Agreement) providing for a committed line of credit of $100 million (with provision for an increase, at the option of the Company on stated conditions, up to a maximum of $125 million). The New Credit Agreement replaced a similar $90 million revolving credit agreement that had an expiration date of July 18, 2006. The Company plans to use the New Credit Agreement to provide liquidity back-up for the Company's ongoing commercial paper program (no amounts outstanding as of June 21, 2005), for payment of other indebtedness outstanding from time to time and for general corporate purposes.

    The New Credit Agreement contains customary covenants and default provisions, including covenants not to permit, as of the end of any fiscal quarter, (A) the ratio of funded debt to total capitalization (determined on a consolidated basis) to be greater than 65 percent or (B) the ratio of funded debt to capitalization (determined with respect to the Company alone, excluding its subsidiaries) to be greater than 65 percent. The New Credit Agreement also includes a covenant requiring the ratio of the Company's earnings before interest, taxes, depreciation and amortization to interest expense (determined with respect to the Company alone, excluding its subsidiaries), for the twelve-month period ended each fiscal quarter, to be greater than 2.5 to 1.


ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

    The Company issued an aggregate of 1,271,390 shares of MDU Resources Group, Inc. Common Stock, $1.00 par value, in a series of transactions between June 1, 2005 and June 16, 2005, as part of the consideration for the acquisition of the following: (1) all of the issued and outstanding capital stock of Norm's Utility Contractor, Inc.; (2) all of the issued and outstanding capital stock of Jefferson State Redi-Mix, Inc., Jefferson State Asphalt, Inc., Concrete Products Industries, Inc., Cherry Creek Aggregate, Inc., Allied Concrete Pumping, Inc., Keith Hamilton Trucking, Inc. and HDP Leasing, Inc.; (3) all of the issued and outstanding capital stock of F.R., Inc (d/b/a Bombard Electric); and (4) all of the issued and outstanding capital stock of Bombard Mechanical, Inc. and Iannucci Investments, Inc., as well as all of the membership interests of Bombard Mechanical, LLC. The number of shares of the Company's Common Stock issued in these transactions was based on average market prices for the Common Stock during specified periods prior to the closings.

    The Common Stock and preference share purchase rights appurtenant thereto issued by the Company in these transactions were issued in a private transaction exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) thereof, Rule 506 promulgated thereunder, or both. The classes of persons to whom these securities were sold were either accredited investors or other persons to whom such securities were permitted to be offered under the applicable exemption.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MDU RESOURCES GROUP, INC.


Dated: June 22, 2005                   By: /s/ Vernon A. Raile
                                           ----------------------------
                                           Vernon A. Raile
                                           Senior Vice President and
                                            Chief Accounting Officer


                                       3